UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 17, 2018

TWO RIVERS WATER & FARMING COMPANY

(Exact name of registrant as specified in charter)

Colorado

(State or other jurisdiction of incorporation)

000-51139	13-4228144
(Commission File Number)	(IRS Employee Identification No.)

3025 S Parker Rd. Suite 140	80014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(303) 222-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 17, 2018, Bill Gregorak notified us that he would be resigning as our Chief Financial Officer and Secretary effective as of January 31, 2018, in order to pursue another business opportunity.

Our board of directors has appointed Wayne Harding, our Chief Executive Officer, to serve as our interim Chief Financial Officer, pending identification and appointment of a successor to Mr. Gregorak. Mr. Harding served as our Chief Financial Officer from September 2009 until March 2017, when Mr. Gregorak was appointed as our Chief Financial Officer.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TWO RIVERS WATER & FARMING COMPANY (Registrant)

Dated: January 22, 2018	By:	/s/ Wayne Harding
Wayne Harding, Chief Executive Officer